Exhibit 10.1


June 26, 2003

Rampart Services Corporation, L.L.C., et al.
16401 Country Club Dr.
Crosby, Texas 77532

     RE: Fifteenth Amendment to Loan Agreement (Fifteenth Amendment) dated as of June 26, 2003, by and between Southwest Bank of Texas N.A. and Rampart Services Corporation, L.L.C. et al.

Dear Gentlemen:

     This Fifteenth Amendment is made and entered into as of the date above between Southwest Bank of Texas N.A. ("Bank") and Borrower (hereinafter defined) to evidence the parties' agreement to modify and amend the existing Loan Agreement, as last amended by this Fourteenth Amendment to Loan Agreement dated effective as of March 28, 2003 (all capitalized terms which are defined in the Loan Agreement, as amended, shall have the same meaning herein, unless expressly modified hereby).

     Borrower has requested that the Loan Agreement be modified and the Bank has agreed to such modifications upon the terms set forth herein. For sufficient consideration, the parties hereby agree that the Loan Agreement is modified to the extent required to accomplish the intent of the specific modifications of this Tenth Amendment.

     The term "Borrower" is hereby defined to include the following entities, jointly and severally, RAMPART SERVICES CORPORATION, L.L.C., a Texas limited liability company ("RSC"); RAMPART CAPITAL CORPORATION, a Texas corporation; RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company; RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company; RAMPART PROPERTIES, L.L.C., a Nevada limited liability company; IGBAF, L.L.C., a Texas limited liability company; NEWPORT FUND, , L.L.C., an Oklahoma limited liability company; RAMPART NEWPORT CORPORATION, L.L.C., a Texas limited liability company; SOURCEONE CAPITAL GROUP, L.L.C., a Nevada limited liability company; and RAMPART ALLIANCE CORPORATION, a Texas corporation; provided, however, as to filings with the Bank and compliance issues under the Loan Agreement, RSC shall be the entity primarily responsible for confirming to the Bank all compliance matters under the Loan Agreement unless otherwise agreed to in writing by the Bank.

     This Fifteenth Amendment modifies the Loan Agreement to accomplish the following:

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June 26, 2003
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     1. Borrower and Bank agree the Borrower will pay no fee for this extension; and

     2. The term "Note" shall be that certain promissory note of even date herewith from Borrower to the Bank in the face amount of $3,000,000.00 due and payable on or before September 24, 2003, which Note amount represents a renewal and extension of the line of credit facility.

     To the extent that the terms and provisions of the Loan Agreement require modification to accomplish the specific terms set forth above, the parties agree that they shall cooperate to permit advances upon the terms set forth above.

     The representations and warranties of Borrower contained in the Loan Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Fifteenth Amendment.

     Borrower has performed and complied with all Loan Agreements and conditions contained in the Loan Agreement and the Security Instruments required to be performed or complied with by Borrower prior to or at the time of delivery of this Fifteenth Amendment.

     There exists, and after giving effect to this Fifteenth Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party, including without limitation, the Loan Agreement, the Note and the Security Instruments, to the knowledge of the parties hereto.

     Nothing in this Fifteenth Amendment is intended to amend any of the representations or warranties contained in the Loan Agreement.

     Borrower represents that this is a commercial, business and/or investment transaction and that the proceeds of the Note have not and will not be used for personal, family, household or residential purposes; that all disclosures, if any, required by law have been received by Borrower prior to the execution hereof; and requests that Bank rely upon this representation, and the Bank has relied upon the representations and warranties contained in this Fifteenth Amendment in agreeing to the amendments and supplements to the Loan Agreement set forth herein.

     Except as otherwise expressly provided herein, the Loan Agreement, the Security Instruments, the Note and the other instruments and agreements referred to therein are not amended, modified or affected by this Fifteenth Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.

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     On and after the date on which this Fifteenth Amendment becomes effective, the terms, "this Loan Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Fifteenth Amendment.

     This Fifteenth Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     It is understood between the parties hereto that Borrower shall provide Bank, at Borrower's expense, all other reports, further agreements and instruments, title policies, surveys, and other documentation as reasonably requested during the term of the Note, so as to preserve, protect and perfect, or maintain the perfection, of all liens created by the instruments securing payment of the Note or other required documentation so that Bank shall have all documentation necessary to comply with Bank's internal lending policies and that documentation required by any applicable regulatory agency/authority.

     All  notices  to  Borrower  shall  be  sent to the address set forth above.

     NOTICE TO OBLIGORS: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS LOAN. THE TERM "PARTIES" INCLUDES THE UNDERSIGNED PERSONS AND ENTITIES. THE TERM "LOAN" INCLUDES THIS AGREEMENT AND THE DOCUMENTS REFERENCED HEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Amendment to be executed as of the date first set forth above.

BORROWER:                       RAMPART SERVICES CORPORATION, L.L.C.,
                                a Texas limited liability company


                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President

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                                RAMPART CAPITAL CORPORATION,
                                a Texas corporation


                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President


                                RAMPART VENTURES CORPORATION, L.L.C.,
                                a Texas limited liability company


                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President



                                RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company

                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President


                                RAMPART PROPERTIES, L.L.C.,
                                a Nevada limited liability company


                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President


                                IGBAF, L.L.C.,
                                a Texas limited liability company


                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President

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                                NEWPORT FUND, L.L.C.
                                an Oklahoma limited liability company

                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President



                                RAMPART NEWPORT CORPORATION, L.L.C.,
                                a Texas limited liability company

                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President


                                SOURCEONE CAPITAL GROUP, L.L.C.,
                                a Nevada limited liability company

                                By:  Rampart Properties, L.L.C.,
                                     its Manager

                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President


                                RAMPART ALLIANCE CORPORATION,
                                a Texas corporation


                                By:  /s/ J. H. Carpenter
                                     J. H. Carpenter, President



BANK:                           SOUTHWEST BANK OF TEXAS N.A.


                                By:  /s/ Michael R. Adams
                                     Michael R. Adams, Vice President